INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) shares in Millions, $ in Millions	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025
Profit or loss [abstract]
Net revenue	$ 1,634	$ 1,585
Cost of revenue	1,183	1,230
Gross profit	451	355
Research and development expenses	132	127
Selling, general and administrative expenses and other	139	77
Operating expenses	271	204
Income from operations	180	151
Finance income (expense), net	15	14
Other income (expense), net	(10)	30
Income before income taxes	185	195
Income tax (expense) benefit	(81)	16
Net income	104	211
Attributable to:
Shareholders of GLOBALFOUNDRIES Inc.	103	210
Non-controlling interests	1	1
Net income	$ 104	$ 211
Net earnings per share attributable to the equity holders of the Company:
Basic (in USD per share)	$ 0.19	$ 0.38
Diluted (in USD per share)	$ 0.18	$ 0.38
Weighted average common shares outstanding:
Basic (in shares)	555	554
Diluted (in shares)	561	557